EXHIBIT 99.1
ORCHID ISLAND CAPITAL ANNOUNCES
OCTOBER 2016 MONTHLY DIVIDEND AND
SEPTEMBER 30, 2016 RMBS PORTFOLIO CHARACTERISTICS

	October 2016 Monthly Dividend of $0.14 Per Share
	Estimated Book Value Per Share at September 30, 2016 of $11.21
	Estimated 7.1% total return on equity for the quarter, or 28.4% annualized
	RMBS Portfolio Characteristics as of September 30, 2016

Vero Beach, Fla., October 12, 2016 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of October 2016. The dividend of $0.14 per share will be paid October 31, 2016, to holders of record on October 27, 2016, with an ex-dividend date of October 25, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of October 12, 2016, the Company had 26,252,193 shares outstanding. At June 30, 2016, the Company had 22,430,858 shares outstanding.

Estimated September 30, 2016 Book Value Per Share

The Company's estimated book value per share as of September 30, 2016 was $11.21.  The Company computes book value per share by dividing total stockholders' equity by the total number of shares outstanding of the Company's common stock. At September 30, 2016, the Company's preliminary estimated total stockholders' equity was approximately $294.4 million with 26,252,193 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Return on Equity

The Company's estimated total return on equity for the quarter ended September 30, 2016 was 7.1%, or 28.4% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company's stockholders' equity at the beginning of the quarter.  The total return was $0.77 per share, comprised of dividends per share of $0.42 and an increase in book value per share of $0.35 from June 30, 2016.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of September 30, 2016 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company's financial statements and associated footnotes as of and for the quarter ended September 30, 2016, are subject to review by the Company's independent registered public accounting firm.

	RMBS Valuation Characteristics
	RMBS Assets by Agency
	Investment Company Act of 1940 Whole Pool Test Results
	Repurchase Agreement Exposure by Counterparty
	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions, the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2015.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Sep 2016 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Oct)
As of September 30, 2016
Adjustable Rate RMBS	$1,953	$2,076	106.30	0.08%	3.46%	0.66%
10-1 Hybrid Rate RMBS	46,752	48,764	104.30	1.95%	2.55%	18.09%
Hybrid Adjustable Rate RMBS	46,752	48,764	104.30	1.95%	2.55%	18.09%
15 Year Fixed Rate RMBS	89,028	94,775	106.46	3.79%	3.28%	10.54%
20 Year Fixed Rate RMBS	423,917	465,671	109.85	18.62%	4.00%	7.56%
30 Year Fixed Rate RMBS	1,598,383	1,772,433	110.89	70.85%	4.34%	8.14%
Total Fixed Rate RMBS	2,111,328	2,332,879	110.49	93.26%	4.23%	8.12%
Total Pass-through RMBS	2,160,033	2,383,719	110.36	95.29%	4.19%	8.34%
Interest-Only Securities	549,780	51,174	9.31	2.05%	3.53%	19.30%
Inverse Interest-Only Securities	316,114	66,604	21.07	2.66%	5.65%	15.72%
Structured RMBS	865,894	117,778	13.60	4.71%	4.73%	18.22%
Total Mortgage Assets	$3,025,927	$2,501,497		100.00%	4.22%	11.02%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of September 30, 2016			As of September 30, 2016
Fannie Mae	$1,967,077	78.6%	Whole Pool Assets	$2,088,608	83.5%
Freddie Mac	526,476	21.1%	Non Whole Pool Assets	412,889	16.5%
Ginnie Mae	7,944	0.3%	Total Mortgage Assets	$2,501,497	100.0%
Total Mortgage Assets	$2,501,497	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $72.5 million purchased in September 2016 which settle in October 2016, and exclude assets with a fair value of $28.3 million sold in September 2016 which settle in October 2016.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of September 30, 2016	Borrowings(1)	Debt	in Days	Maturity
Citigroup Global Markets Inc	$270,285	11.8%	13	10/26/2016
Mitsubishi UFJ Securities (USA), Inc	207,159	9.0%	15	10/31/2016
ED&F Man Capital Markets Inc	197,813	8.6%	19	11/3/2016
South Street Securities, LLC	185,800	8.1%	4	10/19/2016
J.P. Morgan Securities LLC	185,041	8.1%	16	10/28/2016
RBC Capital Markets, LLC	182,192	7.9%	12	10/14/2016
Goldman, Sachs & Co	161,739	7.0%	14	10/20/2016
ICBC Financial Services LLC	143,778	6.3%	10	10/17/2016
Cantor Fitzgerald & Co	114,312	5.0%	19	10/24/2016
Daiwa Securities America Inc.	113,005	4.9%	9	10/12/2016
Wells Fargo Bank, N.A.	101,563	4.4%	13	10/14/2016
Natixis, New York Branch	97,578	4.2%	11	10/21/2016
KGS-Alpha Capital Markets, L.P	88,964	3.9%	19	10/24/2016
Nomura Securities International, Inc.	68,508	3.0%	14	11/25/2016
Mizuho Securities USA, Inc	55,920	2.4%	7	10/7/2016
FHLB-Cincinnati	55,397	2.4%	3	10/3/2016
Guggenheim Securities, LLC	50,985	2.2%	28	10/28/2016
Morgan Stanley & Co. LLC	14,027	0.6%	7	10/7/2016
Suntrust Robinson Humphrey, Inc	4,031	0.2%	14	10/14/2016
Total Borrowings	$2,298,097	100.0%	13	11/25/2016

(1)
In September 2016, the Company purchased assets with a fair value of approximately $72.5 million which settle in October 2016 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above. In September 2016, the Company also sold assets with a fair value of approximately $28.3 million which settle in October 2016. The table above includes repurchase agreement borrowings of approximately $27.0 million which are collateralized by these sold securities.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average		Weighted		Weighted		Modeled	Modeled
		Months		Average		Average		Interest	Interest
		To Next		Lifetime		Periodic		Rate	Rate
	Fair	Coupon Reset		Cap		Cap Per Year		Sensitivity	Sensitivity
Asset Category	Value	(if applicable)		(if applicable)		(if applicable)		(-50 BPS)(1)	(+50 BPS)(1)
As of September 30, 2016
Adjustable Rate RMBS	$2,076	8		10.05%		2.00%		$12	$(12)
Hybrid Adjustable Rate RMBS	48,764	76		7.55%		2.00%		445	(678)
Total Fixed Rate RMBS	2,332,879	n/	a	n/	a	n/	a	29,393	(42,626)
Total Pass-through RMBS	2,383,719	n/	a	n/	a	n/	a	29,850	(43,316)
Interest-Only Securities	51,174	n/	a	n/	a	n/	a	(8,622)	7,193
Inverse Interest-Only Securities	66,604	1		6.17%		n/	a	1,496	(3,117)
Structured RMBS	117,778	n/	a	n/	a	n/	a	(7,126)	4,076
Total Mortgage Assets	$2,501,497	n/	a	n/	a	n/	a	$22,724	$(39,240)

Funding Hedges
								Modeled	Modeled
								Interest	Interest
				Average		Hedge		Rate	Rate
				Notional		Period		Sensitivity	Sensitivity
				Balance(2)		End Date		(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions				$200,000		Mar-2019		$(1,032)	$2,500
Treasury Futures Contracts - Short Positions				185,000		Dec-2026		(8,427)	6,597
Payer Swaps				600,000		Feb-2020		(9,743)	9,743
TBA Short Positions				146,800		Oct-2016		(1,197)	2,119
Grand Total								$2,325	$(18,281)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $131.13 at September 30, 2016. The nominal value of the short position was $242.6 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400